                                                                    EXHIBIT 99.2

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT


A. MONTHLY RECEIVABLES ACTIVITY

                                                             HOME FASHIONS        ALAMAC             TOTAL
                                                             -------------        ------             -----
1.       BEGINNING MONTHLY RECEIVABLES BALANCE                                                   209,891,597.10

2.       Plus:  Invoices                                    165,286,968.33            0.00       165,286,968.33

3.       Less:  Cash Collections                                                                (138,994,318.41)

4a.      Less:  Cash Discounts                                 (253,784.49)      59,485.47          (194,299.02)
4b.      Less:  Returns & Allowances                         (3,884,910.80)           0.00        (3,884,910.80)
4c.      Less:  Other Credits                                  (390,524.70)     (66,596.62)         (457,121.32)
                -----------------------------               --------------      ----------      ---------------
4d.             Total Dilution                               (4,529,219.99)      (7,111.15)       (4,536,331.14)

5.       Less:  Advertising Credits                          (3,351,549.56)           0.00        (3,351,549.56)

6.       Less:  Net Write-Offs                                   23,218.46       32,006.97            55,225.43

7.       Less:  Miscellaneous                                                                       (344,264.30)
                                                                                                ---------------

8.       ENDING MONTHLY RECEIVABLES BALANCE                                                      228,007,327.45
                                                                                                ===============


B. TURNOVER DAYS

1.       Turnover Days = (a + b) / 2 x (30 / c)

                                                                                       HOME FASHIONS       ALAMAC
                                                                                       -------------       ------
  (a).   Aggregate Receivables Balance as of beginning of immediately preceding       209,567,868.85     323,728.25
            Calculation Period

  (b).   Aggregate Receivables Balance as of most recent Cut-Off Date                 228,047,451.95     (40,124.50)

  (c).   Aggregate Receivables generated during preceding Calculation Period          165,286,968.33           0.00
             (see A.2)
                                                                                      --------------     ----------
2.       TURNOVER DAYS (TD)                                                                    39.70            N/A
                                                                                      --------------     ----------

                                                                                                         ----------
3.       COMBINED TURNOVER DAYS                                                                               39.70
                                                                                                         ----------


C. INVESTOR CERTIFICATES AND PURCHASED INTERESTS

1.       INVESTOR INVESTED AMOUNT (AS OF MOST RECENT CUT-OFF DATE):

         Investor Revolving Certificates                                    0.00
         Class A Fixed Principal Certificates                     115,000,000.00
         Class B Fixed Principal Certificates                      18,000,000.00
         Purchased Interests                                                0.00
         -------------------                                      --------------
         Investor Invested Amount                                 133,000,000.00
                                                                  ==============

2.       INTEREST RATES (AS OF MOST RECENT CUT-OFF DATE):

         Investor Revolv. Cert.                                             0.00%
         Class A Fixed Principal Certificates                               5.96%
         Class B Fixed Principal Certificates                               6.26%
         Purchased Interests                                                0.00%
         -------------------                                      --------------

         Weighted Avg. Interest Rate                                        6.00%
                                                                  ==============

3.       INVESTOR INVESTED AMOUNT ON THE DATE OF
         ISSUANCE (SERIES 1994-1 CERTIFICATES):

         Class A Fixed Principal Certificates                     115,000,000.00
         Class B Fixed Principal Certificates                      18,000,000.00
                                                                  --------------
         Investor Invested Amount                                 133,000,000.00
                                                                  ==============

4.       AMOUNT ON DEPOSIT IN PRINCIPLE FUNDING ACCOUNT
         (AS OF MOST RECENT CUT-OFF DATE):

         Principle Funding Account Balance                                  0.00
                                                                  ==============

5.       WPS REVOLVING CERTIFICATE AMOUNT
         (AS OF MOST RECENT CUT-OFF DATE):


         WPS Revolving Certificate Amount                                   0.00
                                                                  ==============

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

D. LOSS RESERVE RATIOS

I. CLASS B
----------

         LOSS RESERVE RATIO =   2.0 x a x (b / c) x d
         where:
         (a)    highest 3-mon. average over the past 12 months of the "Aged
                Receivables Ratio" ending on most recent Cut-Off Date (see Schedule A)                        0.42%
         (b)    sum of total Receivables generated over past 4 months (see Schedule A)              545,696,162.12
         (c)    Balance of Eligible Receivables at most recent Cut-Off Date
                  (see Daily Report for most recent Cut-Off Date)                                   183,578,523.80
         (d)    "Payment Term Variable" (see below)                                                          1.000


                "Payment Term Variable", calculated with respect to each division, shall equal (a) 1.0, if the weighted average payment terms for the Receivables (calculated as of the most recent
                Cut-Off Date) are less than or equal to 39 days, (b) 1.08, if such weighted average payment terms are 40 to 44 days, (c)
                1.125, if such weighted average payment terms are 45 to 49 days,
                (d) 1.25, if such weighted average payment terms are 50 to 59 days, and (e) 1.375 if the weighted average payment terms are 60 to 69 days. (also see Definitions.)


                                                                                                    --------------
1.       LOSS RESERVE RATIO (CLASS B ONLY)                                                                    2.50%
                                                                                                    --------------



II. CLASS A
-----------

         LOSS RESERVE RATIO =    2.5 x a x (b / c) x d
         where: (a), (b), (c) and (d) are defined and provided above.

                                                                                                    --------------
2.       LOSS RESERVE RATIO (CLASS A ONLY)                                                                    3.12%
                                                                                                    --------------




E. DILUTION RESERVE RATIOS

I. CLASS B
----------

         DILUTION RESERVE RATIO=    [(2.0 x a) + ((b - a) x (b / a))] x (c / d)

         (a)    average of "Dilution Ratios" over the past 12 months (see Schedule B)                         2.70%
         (b)    highest 2-month "Dilution Ratio" over the past 12 months (see Schedule B)                     3.24%
         (c)    total sales over the past 2 months (see Schedule B)                                 288,561,904.10
         (d)    Balance of Eligible Receivables at most recent Cut-Off Date (see D.1(c))            183,578,523.80


                                                                                                    --------------
1.       DILUTION RESERVE RATIO (CLASS B ONLY)                                                                9.51%
                                                                                                    --------------


II. CLASS A
-----------

         DILUTION RESERVE RATIO =    [(2.5 x a) + ((b - a) x (b / a))] x (c / d)
         where: (a), (b), (c) and (d) are defined and provided above.


                                                                                                    --------------
2.       DILUTION RESERVE RATIO (CLASS A ONLY)                                                               11.63%
                                                                                                    --------------

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

F. APPLICABLE RESERVE RATIO

1.       Minimum Required Reserve Ratio                                                                      14.00%  (1)

2.       Sum of Required Reserve Ratios (for Class B):
                Loss Reserve Ratio (see D.1)                                                                  2.50%
                Dilution Reserve Ratio (see E.1)                                                              9.51%
                                                                                                             -----
                                                                                                             12.01%  (2)

3.       10% plus the product of (i) and (ii) where:                                                         10.00%
         (i) average of "Dilution Ratios" over last 12 mos. (see E.1(a))                                      2.70%
         multiplied by:
         (ii)     Invoices generated over latest 2 months              =         288,561,904.10 =
                ---------------------------------------------                    --------------
                       Unpaid Balance of Receivables                             228,007,327.45               1.27
                                                                                                             -----
                                                                                                             13.41%  (3)


4.       APPLICABLE RESERVE RATIO   *                                                                        14.00%

* The Applicable Reserve Ratio shall equal the greater of (1) the Minimum Required Reserve Ratio, (2) the sum of the Required Reserve Ratios and (3) the factor calculated in F.3.




G. DISCOUNT RATE RESERVE
         *** THE DISCOUNT RATE RESERVE IS CALCULATED IN EACH DAILY REPORT; HOWEVER, THE FOLLOWING INFORMATION IS USED IN THAT CALCULATION. ***

1.       Carrying Costs estimated to accrue over the next Calculation Period                            980,000.00
         (excluding interest on the WPS Finco Note)




H. GENERAL INFORMATION

1.       Servicer's Fee for the most recent Calculation Period                                          361,061.01
                                                                                                  ================



2.       Trustee's Fee for the most recent Calculation Period                                             1,416.67
                                                                                                  ================



3.       Accumulated amount paid to the Sellers for reinvestment in new Receivables
         during the revolving period for Series 1994-1 Certificates (inception to liquidation)    6,904,113,812.37
                                                                                                  ================

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

I. LOSS TO LIQUIDATION RATIO

1.       Receivables (net of recoveries) that were written off as uncollectible
         (excluding write-offs of interest on past due Receivables) or converted into promissory notes:
         --------------------------------------------------------------------------------------

                                                                                        HOME FASHIONS     ALAMAC           TOTAL
                                                                                        -------------     ------           -----
                Preceding Calculation Period (see A.6)                                     (23,218.46)  (32,006.97)      (55,225.43)
                2nd Preceding Calculation Period                                           467,318.77         0.00       467,318.77
                3rd Preceding Calculation Period                                            29,247.01     4,772.37        34,019.38

2.       Total Cash Collections
         ---------------------------
                Preceding Calculation Period (see A.3)                                 138,606,100.82   388,217.59   138,994,318.41
                2nd Preceding Calculation Period                                       122,246,061.54   355,331.32   122,601,392.86
                3rd Preceding Calculation Period                                       107,784,441.82   125,180.93   107,909,622.75


4.       Loss to Liquidation Ratio = [3 months total of (1)] / [3 months total of (2)]

                                                                                       --------------   ----------   --------------
         LOSS TO LIQUIDATION RATIO =                                                             0.13%       (3.13)%           0.12%
                                                                                       --------------   ----------   --------------




J. LIQUIDATION EVENTS AND PAYOUT EVENTS

                                                                                                  Number of
1.       Portfolio-Based Liquidation Events (see 9.01 of PSA):                                   Business Days       Triggered?
                                                                                                 -------------       ----------
   A.    The calculated amount of (i) the difference of (a) sum of the                                5.00                NO
         Certificate Calculation Amount plus PI Calculation Amount, and
         (b) the amount of funds then on deposit in the Equalization Account exceeds (ii) the Base Amount


2.       Portfolio-Based Payout Events (see Series Supplements):                                         Trigger Percentage
                                                                                                         ------------------
   A.    (Class A Reserves - funds in Special Reserve Acct)  > Trigger Percentage             40%, if WestPoint Receivables make up
         --------------------------------------------------                                    90% or more of Net Elig. Receivables
                      Net Eligible Receivables                                                          35%, on any other day

                                                                                                                          NO
   B.    For the last Business Day of any three consecutive Calculation Periods:

                (Amt of funds in Equalization Acct and Set Aside Acct)               >   35%          ----                NO
         ---------------------------------------------------------------------------
         Eligible Receivables + (Amt of funds in Equalization Acct & Set-Aside Acct)


3.       Other Liquidation Events:

                                 ------------
                Triggered ?           NO
                                 ------------

                If yes, explain below.



4.       Servicer Defaults (see Section 10.01 of the Pooling and Servicing Agreement)

                                 ------------
                Triggered ?           NO
                                 ------------

                If yes, explain below.

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

K. DISCOUNT RATE

1.       Discount Rate =    12 x a / b

(a)      Carrying Costs accrued during the most recent Calculation Period             1,412,000.00
             (including WPS Finco Note interest)

(b)      Aggregate Unpaid Balance of all Receivables as of the most recent          228,007,327.45
         Cut-off Date  (see A.8)

                                                                                    --------------
2.       DISCOUNT RATE                                                                        7.43%
                                                                                    --------------




L. PURCHASE PRICE PERCENTAGE        (See Section 2.2 of RPA)

                                                                               HOME FASHIONS       ALAMAC
                                                                               -------------       ------
1.       Turnover Days (TD) (see B.2)                                                39.70             N/A

2.       Profit Discount                                                              0.20%            N/A

3.       Purchase Discount Reserve Ratio (PDRR)

         PDRR =    (TD / 360 x Discount Rate) + Profit Discount =                     1.02%            N/A

4.       Loss to Liquidation Ratio (LLR) (see I.4)                                    0.13%            N/A

5.       Purchase Price Percentage (PPP)

         PPP = 100% - (Purch. Disc. Res. Ratio + Loss to Liquid. Ratio) =            98.85%            N/A

                                                                                 ---------       ---------
6.       PURCHASE PRICE PERCENTAGE                                                   98.85%            N/A
                                                                                 ---------       ---------




M. DISTRIBUTION TO CERTIFICATEHOLDERS IN PRECEDING CALCULATION PERIOD

1.       Total amount distributed in the preceding Calculation Period                   $ AMOUNT      INTEREST RATE
                                                                                       ----------     -------------
                (A)   Class A Certificateholders                                       634,608.33             N/A
                (B)   Class B Certificateholders                                       104,280.00             N/A
                (C)   Investor Revolving Certificateholders (non-use fees not incl)          0.00             N/A

2.       Total amount allocable to Interest and Interest Rate

                (A)   Class A Certificateholders                                       634,608.33          6.0200%
                (B)   Class B Certificateholders                                       104,280.00          6.3200%
                (C)   Investor Revolving Certificateholders (non-use fees not incl)          0.00

3.       Total amount allocable to Principle

                (A)   Class A Certificateholders                                             0.00             N/A
                (B)   Class B Certificateholders                                             0.00             N/A
                (C)   Investor Revolving Certificateholders                                  0.00             N/A

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

N. DELINQUENT BALANCES INCLUDING % OF TOTAL RECEIVABLES AT END OF PRECEDING CALCULATION PERIOD

                                                                                Dollar Amount   % Ending Rec Bal
                                                                               --------------   ----------------
1.       Delinquent  1 -  30 days                                               14,514,423.18               6.37%
         Delinquent 31 -  60 days                                                4,617,924.00               2.03%
         Delinquent 61 -  90 days                                                  745,553.20               0.33%
         Delinquent 91 - 120 days                                                  346,319.77               0.15%
         Delinquent over 120 days                                                1,077,623.95               0.47%
                                                                                -------------   ----------------

         Total Delinquent Balance                                               21,301,844.10               9.34%

2.       Ending Monthly Receivables Balance (see A.8)       228,007,327.45




AGED RECEIVABLES RATIO                                                SCHEDULE A


                                91 TO
                               120 DAYS
                               PAST DUE                               SALES
                               --------                               -----
PRECEDING CUT-OFF DATE        346,319.77                         165,286,968.33
2ND PREC. CUT-OFF DATE        616,732.24                         123,274,935.77
3RD PREC. CUT-OFF DATE        757,743.37                         118,287,353.24
4TH PREC. CUT-OFF DATE        396,623.45                         138,846,904.78
5TH PREC. CUT-OFF DATE        684,190.31                         126,444,698.69


AGED RECEIVABLES RATIO =      Rec. 91 to 120 days past due as of Prec Calc Pd
                              plus write-offs per Aged Receiv. Ratio definition*   =         346,319.77
                              --------------------------------------------------         --------------
                                          Sales in month 4 mos. prior                    126,444,698.69


                                     ----------
                       =                   0.27%
                                     ----------

*  see "Definitions" for further explanation

AGED RECEIVABLES RATIO:
-----------------------
Preceding Calculation Period (from above)                                                          0.27%
2nd Preceding Calculation Period (from preceding Settlement Statement)                             0.46%
3rd Preceding Calculation Period (from 2nd preceding Settlement Statement)                         0.47%

PRECEDING MONTH'S 3-MONTH AVERAGE OF AGED RECEIVABLES RATIO                                        0.40%
 2nd preceding month's 3-month average of Aged Receivables Ratio                                   0.40%
 3rd                      "                                                                        0.40%
 4th                      "                                                                        0.35%
 5th                      "                                                                        0.32%
 6th                      "                                                                        0.25%
 7th                      "                                                                        0.24%
 8th                      "                                                                        0.23%
 9th                      "                                                                        0.22%
 10th                     "                                                                        0.22%
 11th                     "                                                                        0.37%
 12th                     "                                                                        0.42%


                                                                                         --------------
HIGHEST 3-MONTH AVERAGE OVER PAST 12 MONTHS                                                        0.42%
                                                                                         --------------

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

DILUTION RATIO                                                        SCHEDULE B


     Dilution Ratio =              Total Dilution in Calculation Period
                               --------------------------------------------
                               Sales in month two Calculation Periods prior                                2-MON. AVG
                                                                                                             OF THE
                                 DILUTION                        SALES               DILUTION RATIO      DILUTION RATIO
                                 --------                        -----               --------------      --------------
PRECEDING CUT-OFF DATE         4,536,331.14                  165,286,968.33                 3.84%               3.14%
2ND PREC. CUT-OFF DATE         3,527,809.23                  123,274,935.77                 2.54%               3.15%
3RD PREC. CUT-OFF DATE         4,822,371.45                  118,287,353.24                 3.81%               3.24%
4TH PREC. CUT-OFF DATE         3,600,526.87                  138,846,904.78                 2.70%               2.55%
5TH PREC. CUT-OFF DATE         3,896,691.59                  126,444,698.69                 2.43%               2.10%
6TH PREC. CUT-OFF DATE         2,654,391.99                  133,178,386.31                 1.76%               2.41%
7TH PREC. CUT-OFF DATE         4,593,206.29                  160,258,207.12                 3.06%               2.33%
8TH PREC. CUT-OFF DATE         2,898,180.37                  150,967,875.54                 1.70%               1.92%
9TH PREC. CUT-OFF DATE         3,267,532.30                  150,145,930.54                 2.18%               2.72%
10TH PREC. CUT-OFF DATE        4,206,910.71                  170,918,590.57                 3.36%               2.70%
11TH PREC. CUT-OFF DATE        3,555,794.19                  149,862,468.90                 2.20%               2.46%
12TH PREC. CUT-OFF DATE        3,751,396.74                  125,339,056.79                 2.79%               2.94%
13TH PREC. CUT-OFF DATE        4,023,258.04                  161,859,337.64
14TH PREC. CUT-OFF DATE        4,318,603.59                  134,657,634.52
15TH PREC. CUT-OFF DATE        3,435,369.48                  129,472,584.88
16TH PREC. CUT-OFF DATE        3,105,369.96                  143,210,309.77

                                                                                       ---------
AVERAGE OVER PAST 12 MONTHS                                                                 2.70%
                                                                                       ---------

                                                                                                           ---------
HIGHEST 3-MONTH AVERAGE OVER PAST 12 MONTHS                                                                     3.24%
                                                                                                           ---------

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

AVAILABLE SUBORDINATION AMOUNT (CALCULATE DURING LIQUIDATION PERIOD)  SCHEDULE C

A. On Liquidation Commencement Date

1.       Unpaid Balance of Receivables held by the Trust at opening of next preceding Business Day       0.00
2.       Less:  Certificate Calculation Amount as of next preceding Business Day                         0.00
3.       Less:  PI Calculation Amount as of next preceding Business Day                                  0.00
4.       Plus:  Balance of deposit in Equalization Account at end of next preceding Business Day         0.00
5.       Less:  Discount Rate Reserve as of next preceding Business Day                                  0.00
                                                                                                    ---------
6.       AVAILABLE SUBORDINATION AMOUNT                                                                  0.00


B. On each Settlement Date after the Liquidation Commencement Date

1.       Available Subordination Amount as calculated on next preceding Settlement Date                  0.00
2.       Less:  Charge-off Amount (if positive) for most recently ended Calculation Period               0.00
3.       Plus:  Net Recoveries (if positive) for most recently ended Calculation Period                  0.00
                                                                                                    ---------
4.       AVAILABLE SUBORDINATION AMOUNT                                                                  0.00




ALLOCABLE CHARGED-OFF AMOUNT (CALCULATE DURING LIQUIDATION PERIOD)    SCHEDULE D

A.       If Available Subordination Amount is greater than zero, the Allocable
          Charged-off Amount equals 0.

B.       On the first Settlement Date on which the Available Subordination Amount is reduced to 0,
          Allocable Charged-off Amount equals (1) minus (2), if positive:

         1.     Charged-off Amount for most recently ended Calculation Period                            0.00
         2.     Available Subordination Amount as of next preceding Settlement Date                      0.00
                                                                                                    ---------
                          Allocable Charged-off Amount                                                   0.00

C.       On each subsequent Settlement Date, the Allocable Charged-off Amount equals the
          Charged-off Amount (if positive) for the most recently ended Calculation Period.


Allocation of Charged-off Amounts to Certificates and Purchased Interests, if such Allocable
Charged-off Amounts are greater than zero:

First, to WPSF Revolving Certificate:
         1. WPSF Allocation Percentage                       0.00
         2. Allocable Charged-off Amount                     0.00
                                                        ---------
         3. WPSF allocation (1) x (2)                               ------- >>                                           0.00

Second, to the Investor Certificates and Purchased Interests:

         (i) to the Subordinated Classes and Subordinated Purchased Interests, in accordance                             0.00
             to their respective Class Allocation Percentages, until their respective Class
             Invested Amounts and PI Invested Amounts have been reduced to 0

         (ii) to the Senior Classes and Senior Purchased Interests, in accordance to their                               0.00
              respective Class Allocation Percentages, until their respective Class Invested
              Amounts have been reduced to 0.
                                                                                                                    ---------
                                                                                                                         0.00

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT

NET RECOVERIES (CALCULATE DURING LIQUIDATION PERIOD)                  SCHEDULE E

A.       If Available Subordination Amount is greater than zero, the allocable
          Net Recoveries equals 0.

B. Allocation of Net Recoveries (if positive) shall be allocated among the various outstanding Classes of Investor Certificates outstanding
          Purchased Interests and the WPSF Revolving Certificate as follows:

First, to WPSF Revolving Certificate:
         1. WPSF Allocation Percentage                0.00
         2. Total Net Recoveries                      0.00
                                                 ---------
         3. WPSF allocation (1) x (2)                            ------- >>                      0.00

Second, to the Investor Certificates and Purchased Interests:

         (i) to the Senior Classes and Senior Purchased Interests, in accordance                 0.00
             to their respective Class Allocation Percentages, until all previous reductions to their respective Class Invested Amounts and PI Invested
             Amounts on account of Allocable Charged-Off Amounts have been reinstated

         (ii) to the Subordinated Classes and Subordinated Purchased Interests, in               0.00
              accordance to their respective Class Allocation Percentages, until all previous reductions to their respective Class Invested Amounts and PI
              Invested Amounts on account of Allocable Charged-Off Amounts have been reinstated
                                                                                            ---------
                                                                                                 0.00

WESTPOINT STEVENS RECEIVABLES MASTER TRUST                  SETTLEMENT STATEMENT




                      INFORMATION FOR SETTLEMENT STATEMENT

                                    MAY 1998


   G(1).  ESTIMATED CARRYING COSTS TO ACCRUE:                  5/3-5/30
                                                           ----------------

   INTEREST: /360    # DAYS    INT RATE      CERT. AMOUNT                       CALC. INTEREST
                                                                                --------------
                 360     15     5.9575%     115,000,000.00         5/3-5/17         285,463.54
                 360     15     6.2575%      18,000,000.00         5/3-5/17          46,931.25
                 360     13     6.0200%     115,000,000.00        5/18-5/30         249,997.22
                 360     13     6.3200%      18,000,000.00        5/18-5/30          41,080.00
                 360                                                                      0.00
                 360                                                                      0.00
                 360                                                                      0.00
                 360                                                                      0.00
                                                                                  ------------
                                                                                    623,472.01

   NON-USE: /360     # DAYS    INT RATE       UNUSED AMT.                          CALC. FEE
                                                                                --------------
                 360     28     0.3000%      27,000,000.00     5/3-5/30               6,300.00
                                                           ----------------
                 360                                                                      0.00
                 360                                                                      0.00
                 360                                                                      0.00
                 360                                                                      0.00
                 360                                                                      0.00
                 360                                                                      0.00
                 360                                                                      0.00
                                                                                  ------------
                                                                                      6,300.00


   CURRENT MONTH SERVICE FEE: (2% TIMES ENDING A/R BALANCE ON 1ST DAY OF PRECEDING CALC PERIOD
        DIVIDED BY 12)
                                              ENDING A/R                            CALC. FEE
                                            --------------                        -------------
                2.00%    12                 210,075,349.36 (3/30/98)                350,125.58



   TOTAL CARRYING COSTS TO ACCRUE: (INTEREST PLUS NON-USE FEE                     ------------
   (ROUNDED TO 000)                     PLUS SERVICE FEE)                           980,000.00
                                                                                  ------------

                      INFORMATION FOR SETTLEMENT STATEMENT

                                    MAY 1998

I(2). CALCULATION OF THE SEPARATION OF CASH COLLECTIONS INTO HOME FASHIONS AND
      ALAMAC

                   H. FASHIONS        ALAMAC           TOTAL
                 ---------------   -----------    ---------------
BEGINNING A/R     209,567,868.85    323,728.25     209,891,597.10
SALES             165,286,968.33          0.00     165,286,968.33
COLLECTIONS**    (138,606,100.82)  (388,217.59)   (138,994,318.41)
DILUTION           (4,529,219.99)    (7,111.15)     (4,536,331.14)
ADVERTISING        (3,351,549.56)         0.00      (3,351,549.56)
WRITE-OFFS             23,218.46     32,006.97          55,225.43
MISC.*               (343,733.32)      (530.98)       (344,264.30)
-------------    ---------------   -----------    ---------------
ENDING A/R        228,047,451.95    (40,124.50)    228,007,327.45

                 OK                0K             0K


*  SPLIT BETWEEN H. FASHIONS AND ALAMAC BASED ON BEGINNING A/R.

** FORCE


K(1)(A). CARRYING COSTS ACCRUED DURING CALCULATION PERIOD JUST ENDED:
         (SEE BACK-UP IN CLOSE WORKPAPERS & VICKIE'S FINCO INTEREST SCHEDULE)

                  INTEREST                          780,667.71
                  NON-USE FEE                         7,875.00
                  SERVICE FEE                       361,061.01
                  FINCO NOTE INTEREST               261,935.22
                  -------------------             ------------

                                                  ------------
                  TOTAL (ROUNDED TO 000)          1,412,000.00
                                                  ------------

                                A/R BALANCE BY TERMS TYPE               @ 5/5/98
                                                                        --------

                                                          A/R AMOUNT
                                -----------------------------------------------------------------
DIVISION                        30 DAYS              60 DAYS                 OTHER          TOTAL
--------                        -----------------------------------------------------------------

ALAMAC                                   0.00           14,787.44           (54,911.94)      (40,124.50)

% TO TOTAL                               0.00%             -36.85%              136.85%

HOME FASHIONS                  185,981,811.99       38,410,274.00         3,655,365.96   228,047,451.95

% TO TOTAL                              81.55%              16.84%                1.60%

TOTAL                          185,981,811.99       38,425,061.44         3,600,454.02   228,007,327.45

% TO TOTAL                             81.57%               16.85%                1.58%

               WEIGHTED AVERAGE PAYMENT TERMS FOR THE RECEIVABLES



30 DAYS        % TO TOTAL FOR 30 DAYS PLUS OTHER TIMES 30                            24.94
60 DAYS        % TO TOTAL FOR 60 DAYS TIMES 60                                       10.11
                                                                            --------------

TOTAL WEIGHTED AVERAGE PAYMENT TERMS                                                 35.06
                                                                            ==============

                             ---------------------
                             PAYMENT TERM VARIABLE
                             ---------------------


IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS <40, USE 1.00                              1.00
IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS >=40 AND <45, USE 1.08
IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS >=45 ABD <50, USE 1.125
IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS >=50 AND <60, USE 1.25
IF TOTAL WEIGHTED AVERAGE PAYMENT TERMS IS >=60 AND <70, USE 1.375




                  ACCOUNTS RECEIVABLE SUMMARY TRIAL BALANCE - AGED OVERDUE

                                                                            OVERDUE POSITION
                       TOTAL           ------------------------------------------------------------------------------------------
DIVISION             RECEIVABLE            TOTAL         TO 30 DAYS     31-60 DAYS    61-90 DAYS     91-120 DAYS    OVER 120 DAYS
                                       ------------------------------------------------------------------------------------------
HOME FASH.           226,408,312.91    21,120,954.95    14,418,230.41  4,579,104.44    732,316.23    339,739.39      1,051,564.48
ALAMAC                   (40,124.50)        1,449.44             0.00          0.00          0.00          0.00          1,449.44
CORPORATE              1,639,139.04       179,439.71        96,192.77     38,819.56     13,236.97      6,580.38         24,610.03
                     ------------------------------------------------------------------------------------------------------------
TOTAL                228,007,327.45    21,301,844.10    14,514,423.18   4,617,924.00   745,553.20    346,319.77      1,077,623.95